UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2008
Commission file number 333-147542, 333-147542-01 and 333-147542-02
NISSAN AUTO LEASE TRUST 2008-A
(Issuing Entity with respect to the Notes)
NISSAN AUTO LEASING LLC II
(Depositor of the Issuing Entity and Transferor of the SUBI Certificate to the Issuing Entity)
NISSAN-INFINITI LT
(Issuer with respect to the SUBI Certificate)
(Exact name of registrants as specified in their charter)

Nissan Auto Leasing LLC II 95-4885574
Nissan-Infiniti LT 33-6226449
DELAWARE	Nissan Auto Lease Trust 2008-A 51-6597303
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

333 Commerce Street, Nashville, Tennessee	37201-1800
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code)
(615) 625-1224
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS.
     On April 15, 2008, Nissan Auto Lease Trust 2008-A, Nissan Auto Leasing LLC II and Nissan-Infiniti LT filed a Form 8-K under Items 8.01 and 9.01. This amendment on Form 8-K/A amends and supersedes in its entirety the Form 8-K of Nissan Auto Lease Trust 2008-A, Nissan Auto Leasing LLC II and Nissan-Infiniti LT previously filed on April 15, 2008 (accession no. 0000950134-08-006672).
     The registrant has filed a preliminary prospectus supplement, dated April 14, 2008, as supplemented by the supplement to preliminary prospectus supplement, dated April 14, 2008, setting forth a description of the receivables pool and the structure of $77,100,000 aggregate principal amount of the Class A-1 Asset Backed Notes, $173,000,000 aggregate principal amount of the Class A-2a Asset Backed Notes and the Class A-2b Asset Backed Notes, $225,000,000 aggregate principal amount of the Class A-3a Asset Backed Notes and the Class A-3b Asset Backed Notes, and $22,724,000 aggregate principal amount of the Class A-4 Asset Backed Notes by Nissan Auto Lease Trust 2008-A.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits
     The exhibits number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of April 15, 2008, as to legality*
Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of April 15, 2008, as to certain tax matters*

*	Incorporated by reference to the Form 8-K of Nissan Auto Lease Trust 2008-A, Nissan Auto Leasing LLC II and Nissan-Infiniti LT previously filed on April 15, 2008 (accession no. 0000950134-08-006672).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

Date: April 18, 2008	NISSAN AUTO LEASING LLC II

	By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer

NISSAN AUTO LEASE TRUST 2008-A

	By:	Nissan Auto Leasing LLC II, solely as
originator of Nissan Auto Lease 2008-A

	By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer

NISSAN-INFINITI LT

	By:	Nissan Motor Acceptance Corporation,
solely as originator of Nissan-Infiniti LT

	By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of April 15, 2008, as to legality*
Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of April 15, 2008, as to certain tax matters*

*	Incorporated by reference to the Form 8-K of Nissan Auto Lease Trust 2008-A, Nissan Auto Leasing LLC II and Nissan-Infiniti LT previously filed on April 15, 2008 (accession no. 0000950134-08-006672).

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